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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             THE MACREPORT.NET, INC.
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                 (Name of small business issuer in its charter)


           Delaware                          7380                      11-3584538
------------------------------   ----------------------------    ----------------------
  (State or jurisdiction of      (Primary Standard Industrial       (I.R.S. Employer
incorporation or organization)   Classification Code Number)     Identification Number)

                              200 Broadhollow Road
                                    Suite 207
                               Melville, NY 11747
                                 (631) 393-5075
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          (Address and telephone number of principal executive offices)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X]

Securities Act registration statement file number to which this form relates: 333-64244
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       (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                   Name of Each Exchange on Which
      to be so Registered                   Each Class is to be Registered
      -------------------                   ------------------------------


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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.0001 par value per share
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                                (Title of class)


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                                (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Reference is made to MacReport.Net, Inc.'s (the "Registrant") registration statement on Form SB-2 (Registration No. 333-64244), and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Securities" in the Registrant's preliminary prospectus forming a part of the Registrant's registration statement on Form SB-2, File No. 333-64244, and all amendments thereto.

ITEM 2.  EXHIBITS

Exhibit
Number   Description of Document
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A        The "Description of Securities" section of the preliminary prospectus forming a part of the Registrant's registration statement on Form SB-2, File No. 333-64244, and all amendments thereto, is incorporated herein by reference as referred to in
         Item 1.

1.1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the registration statement on Form SB-2, File No. 333-64244, and hereby incorporated herein by reference).

2.1 Certificate of Incorporation, as amended (filed as Exhibit 3.1 to the Registrant's registration statement on Form SB-2, File No. 333-64244, and hereby incorporated herein by reference).

2.2 By-laws (filed as Exhibit 3.2 to the Registrant's registration statement on Form SB-2, File No. 333-59109, and hereby incorporated herein by reference).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                               THE MACREPORT.NET, INC.
                                                     Registrant

                                          By:  /s/ Vito W. Lucchetti, Jr.
                                               -------------------------------
                                               Vito W. Lucchetti, Jr.
                                               Chief Executive Officer

Date:    December 18, 2001